UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Vincent Pietropaolo, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3698

Date of fiscal year end:	12/31/05

Date of reporting period:	06/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

Multiple Managers

Exchange Traded

Alignment
and
Objectivity

Quarterly
Distributions

Institutional Quality

Monitoring and Rebalancing

Q2
2005

ALL STAR®
EQUITY FUND

Liberty All-Star Equity Fund
Second Quarter Report
June 30, 2005

LIBERTY ALL-STAR EQUITY FUND

Fund Statistics and Performance	2nd Quarter 2005	Year-to-Date

Period End Net Asset Value (NAV)	—	$8.67

Period End Market Price	—	$9.00

Period End Premium	—	3.8%

Distributions	$0.21	$0.43

Market Price Trading Range	$8.50 to $9.15	$8.50 to $9.65

Premium Range	2.0 to 5.0%	2.0 to 8.0%

Shares Valued at NAV	2.4%	(2.1)%

Shares Valued at NAV with Dividends Reinvested	2.4%	(2.2)%

Shares Valued at Market Price with Dividends Reinvested	3.6%	(1.2)%

Lipper Large-Cap Core Mutual Fund Average	1.2%	(1.2)%

S&P 500 Index	1.4%	(0.8)%

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the S&P 500 Index can be found on page 36.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information shown does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ON THE COVER

The photographs symbolize the Fund Fundamentals that were described in the Fund’s 2004 Annual Report.

President’s Letter

Fellow Shareholders:	July 2005

The U.S. equity market staged a moderate advance in the second quarter, gaining 1.4 percent, as measured by the S&P 500 Index. Through mid-year, the S&P 500 declined 0.8 percent, reflecting the 2.1 percent decline in the index during the first quarter of the year.

Three factors once again constrained the stock market. They were energy prices, as crude oil broke the psychologically important $60 a barrel barrier; rising interest rates, as the Federal Reserve took its key short-term rate up to 3.25 percent, the highest in more than four years; and the war in Iraq, which was marked by increasingly violent acts on the part of resistance forces.

There were, of course, offsets to these negative factors. The U.S. economy continues to show steady growth. Many economists envision full-year ‘05 real GDP growth in the 3.5 percent range. In addition, inflation expectations remain relatively muted, the consensus for full-year CPI being in the 2.5 percent to 3.0 percent range. Corporate America remains in good shape, as well. Although year-over-year comparisons of earnings growth are not as strong as a year ago—when the economy was still accelerating—earnings have generally met or exceeded expectations. Further, corporate balance sheets remain healthy, which should bode well for future capital spending, merger and acquisition activity, dividend increases and share repurchases.

Turning to Liberty All-Star Equity Fund, the Fund outperformed both the broad market and its primary benchmark during the second quarter. The Fund posted a 2.4 percent gain with shares valued at net asset value (NAV) and also with shares valued at NAV with dividends reinvested. Shares valued at market price with dividends reinvested rose 3.6 percent. The Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, gained 1.2 percent and, as mentioned earlier, the S&P 500 Index advanced 1.4 percent.

The Fund’s quarterly performance ranked it in the fourteenth percentile of similar funds in the Lipper Large-Cap Core universe, meaning that it outperformed 86 percent of peer funds. Despite below median performance year-to-date, the Fund ranks in the top quartile or better among peer funds for the three-, five-, 10- and 15-year periods ending June 30, 2005.

ALL-STAR EQUITY FUND

Fund performance benefited from health care in general and biotech in particular. The latter was the largest single contributor to outperformance. Although the Fund was only slightly overweighted in health care, it was good stock selection that chiefly accounted for the better relative performance. The Fund’s health care holdings included Affymetrix, Alcon, CIGNA, Fisher Scientific, Genentech, McKesson and MedImmune.

The second half of the year is off to a reasonably strong start, especially when one considers that summertime is traditionally a sluggish period for the stock market. Overall, we are optimistic that good corporate profitability can lead the market to build on the positive returns of the second quarter.

We believe the Fund remains well positioned. In particular, our confidence is reinforced by the quality of the Fund’s five investment managers. We spoke recently with Managing Principal and Co-Chief Investment Officer John Goetz of Pzena Investment Management and found his points to be both interesting and insightful. I urge you to read this quarter’s manager interview, which begins on page 8.

Thank you for your ongoing support of the Fund. As always, we will continue to adhere to those policies and practices that best serve the long-term interests of shareholders.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Equity Fund

The views expressed in the President’s letter are those of the Fund’s President as of July 2005 and may not reflect his views on the date this report is first published or anytime thereafter.

Investment Managers/Portfolio Characteristics

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column high-lights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

INVESTMENT STYLE SPECTRUM

PORTFOLIO CHARACTERISTICS
AS OF JUNE 30, 2005
(UNAUDITED)

											Total		S&P
	Schneider		Pzena		Matrix		Mastrapasqua		TCW		Fund		500 Index

Number of Holdings	66		35		37		40		26		180	*	500
Percent of Holdings in Top 10	38%		43%		38%		30%		61%		17%		21%
Weighted Average Market Capitalization (billions)	$22		$49		$86		$31		$49		$47		$89
Average Five-Year Earnings Per Share Growth	6%		8%		3%		16%		35%		14%		11%
Dividend Yield	1.1%		1.9%		1.7%		0.7%		0.3%		1.1%		1.8%
Price/Earnings Ratio	18	x	14	x	18	x	24	x	28	x	19	x	17	x
Price/Book Value Ratio	2.3	x	2.7	x	3.0	x	4.6	x	5.8	x	3.6	x	3.5	x

* Certain holdings are held by more than one manager.

Investment Growth as of June 30, 2005

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through June 30, 2005. This covers the period since the Fund commenced its 10 percent distribution policy in 1988.

The dark blue region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $47,100 (this value includes distributions per share totaling $19.26 during the period, including tax credits of $0.67 per share on retained capital gains).

The light blue region of the graph depicts additional value realized through reinvestment of all distributions and full participation in all the rights offerings under the terms of each offering. On six occasions, the Fund has conducted rights offerings that allowed shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $101,161.

Table of Distributions and Rights Offerings

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE ONE		SUBSCRIPTION	TAX
YEAR	DISTRIBUTIONS	COMPLETED	ADDITIONAL SHARE		PRICE	CREDITS*

1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	**	8.34
2005
1st Quarter	0.22
2nd Quarter	0.21

  *      The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**     The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

Top 20 Holdings and Economic Sectors*

	AS OF	AS OF
TOP 20 HOLDINGS (PERCENT OF NET ASSETS)	JUNE 30, 2005	MARCH 31, 2005

Genentech, Inc.	2.2%	1.8%
The Boeing Co.	2.0	2.2
Yahoo!, Inc.	1.8	1.3
The Progressive Corp.	1.8	1.6
Citigroup, Inc.	1.6	1.6
eBay, Inc.	1.6	1.0
Morgan Stanley	1.5	2.1
J.P. Morgan Chase & Co.	1.3	1.2
Intel Corp.	1.3	1.2
Microsoft Corp.	1.3	1.0
Network Appliance, Inc.	1.2	1.3
Fannie Mae	1.2	0.7
Amazon.com, Inc.	1.2	1.0
American Power Conversion Corp.	1.2	1.3
Pfizer, Inc.	1.1	1.1
General Electric Co.	1.1	1.2
Whirlpool Corp.	1.1	0.9
Aon Corp.	1.1	1.0
Freddie Mac	1.0	1.0
Tyco International Ltd.	1.0	1.0
	27.6%	25.5%

	AS OF	AS OF
ECONOMIC SECTORS (PERCENTAGE OF NET ASSETS)	JUNE 30, 2005	MARCH 31, 2005

Information Technology	20.9%	20.9%
Financials	20.4	20.5
Consumer Discretionary	19.5	17.7
Health Care	14.7	13.8
Industrials	11.2	13.0
Consumer Staples	3.3	3.8
Energy	3.0	3.4
Materials	2.5	2.3
Utilities	2.0	1.9
Telecommunication Services	0.4	0.4
Other Net Assets	2.1	2.3
	100.0%	100.0%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Major Stock Changes in the Second Quarter

The following are the major ($4.0 million or more) stock changes – both purchases and sales – that were made in the Fund’s portfolio during the second quarter of 2005.

		SHARES AS OF
SECURITY NAME	PURCHASES (SALES)	JUNE 30, 2005

PURCHASES

Abbott Laboratories	125,000	125,000
Air Products and Chemicals, Inc.	100,000	100,000
eBay, Inc.	275,975	640,400
Fannie Mae	113,175	274,525
Google, Inc., Class A	37,600	37,600
Harrah’s Entertainment, Inc.	75,000	75,000
IVAX Corp.	305,000	305,000
Motorola, Inc.	390,000	390,000
Torchmark Corp.	115,300	212,875
VeriSign, Inc.	200,000	200,000
Yahoo! Inc.	173,000	671,100

SALES

Applied Materials, Inc.	(543,015)	0
The Boeing Co.	(89,350)	396,225
Cisco Systems, Inc.	(439,900)	207,200
ConocoPhillips	(62,000)	0
Illinois Tool Works, Inc.	(63,000)	0
Merrill Lynch & Co., Inc.	(105,000)	164,000
Symantec Corp.	(440,100)	119,500

Manager Interview

John P. Goetz

Managing Principal and
Co-Chief Investment Officer

Pzena Investment Management, LLC

For Pzena Investment Management, opportunity lies in the difference between a company’s present earnings and what it should earn in the future

Pzena Investment Management, LLC, one of Liberty All-Star Equity Fund’s five investment managers, is a value style manager using fundamental research and a disciplined process to identify good companies that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings. Companies in the portfolio have a sustainable business advantage and a sound business plan to restore earnings to normal. We recently had the opportunity to talk with John P. Goetz, Managing Principal and Co-Chief Investment Officer. The Fund’s Investment Advisor, Banc of America Investment Advisors, serves as moderator for the interview.

The views expressed in this interview represent the portfolio manager’s position at the time of the discussion (July 2005) and are subject to change.

Value stocks have outperformed growth stocks for five straight years. Why do you think that is...and can value continue to maintain its leadership?

Value’s outperformance over the past five years is in large measure due to how deeply depressed value stocks were at the end of the tech bubble of the late 1990s. Value stocks were trading at the cheapest valuation relative to the market in a generation. To put it in perspective, valuations were so depressed for value stocks at the beginning of 2000, that despite five years of outperformance, value is now only slightly above the midpoint of where value should be relative to the total market. This is unlike some other points in time when you could demonstrate that you were at a peak for value vis-à-vis the market.

“Value’s outperformance over the past five years is in large measure due to how deeply depressed value stocks were at the end of the tech bubble of the late 1990s.”

In addition, keep in mind that we at Pzena are constructing a concentrated portfolio of the best value opportunities in our investment universe without regard to an index. We do this by focusing on the first, or cheapest, quintile of stocks for our new investment ideas. If you just did a back test on that first quintile you would find out that over the long haul that group has outperformed the market significantly—on the order of 200 to 300 basis points annually. So, if you were to pick a point in time where you’re slightly above the midpoint of valuation historically—which is where we are right now—but still at a very big discount to the market overall, I would say that it’s not time to jump ship.

As long as you’re focusing on the first quintile, the first quintile obviously is never likely to be overvalued.

Right. The midpoint price-to-book value of the cheapest quintile over market cycles is 45 percent of the market price-to-book value, i.e., a 55 percent discount to the overall market. That is the power of value investing throughout the cycles. Today, even after a period of value outperformance, we’re at about a 50 percent discount to the market—still an attractive place to be.

Does Pzena factor any top-down, macro perspectives into its decision-making process, or are you completely focused on bottom-up, company-specific considerations?

We are a bottom-up investor building a portfolio of the best value companies which, to us, means the cheapest companies. The only way macro information is taken into account is if that information helps us determine whether a company’s current earnings power is above or below what it should be. For example, right now we know that housing is above trend, so we would be very careful in doing an analysis of a builder to determine what normal earnings power is for that builder, given that we think conditions in that industry are better than you should expect over the long run.

What would you say is most unique or differentiating about Pzena’s approach to investment management?

I think it’s the obsession with what a business should earn in the future. There are two thoughts that I want to be clear on: one, we are not obsessed with the short run. We’re obsessed with the longer run and we truly have a five-year investment horizon. At one time, I didn’t think that was unique, but over the years I’ve come to understand that it actually is. Most investors are far more short-term oriented.

The second part is really important, and that is we spend all our time figuring out in a deeply analytical way what a business should earn. This can be dramatically different than what it earns today. Current prospects include the consensus wisdom of the day as you would find it in the financial press or Wall Street analyst reports, which can’t help but focus on today’s problems. We always tell people that if we’re investing in a company it’s probably got some problems that are getting everyone’s attention. There is no free lunch in this world—there are going to be some problems and it’s our job to understand them. In other words, we want to understand a company so well that we know what its earnings should be, not what they are today. Information on the current state of affairs may not be your best guide for understanding a business.

But, you want to be convinced as well that management has a plan to restore earnings to what they should be.

Correct, that’s actually the next step. And although management is an important element in understanding any business and its prospects, we’re primarily focused on the quality of the business. We want to be sure that if management’s plan to restore earnings to normal doesn’t work, there is still an underlying good business for a new management team to work with.

Pzena will mark its tenth anniversary later this year. It has certainly been a remarkable decade. The firm was founded on the cusp of what may have been the greatest growth stock boom in history, which was followed by a painful three-year bear market and a rotation to value stocks. How do you reflect on this era?

“We are a bottom-up investor building a portfolio of the best value companies which, to us, means the cheapest companies.”

A couple of observations. First, it just reaffirms that tremendous stock price volatility is intrinsic to mankind. If you think about that for a minute, you could argue that as time progresses one might argue that sophistication in efficient markets would gradually eliminate our ability to make money. And yet, over the last 10 years, with all the information technology and everything else that’s available, there is no connection between the increase of information and improvement in the accuracy of financial security pricing. The behavior of crowds still seems to be an important element in market pricing, which can lead to extremes in both directions.

It sounds as though you would subscribe to some degree to the rising interest in the behavioral school of investing.

Yes, it explains why this dysfunction exists. From the investor’s standpoint, the only way to capture advantage is to go where the dislocation is, which is why our process works. And, I don’t think there’s any evidence that the dislocation is diminishing over time. So, I think the last 10 years are a good microcosm of what you can expect in the future both from how extreme markets can be and how value performs over a cycle. It was only four or five years ago that if you asked someone what a good investment is, they would have told you the old economy is terrible, commodities are terrible, there is no pricing power, there’s global competitiveness and you should invest in a business that has network value—i.e., Internet companies. Think about how things have changed.

Give us an example of a Pzena-type stock. Can you describe the ideal company for inclusion in a Pzena portfolio, such as the one you manage for Liberty All-Star Equity Fund?

One of the areas that people hate today is anything related to autos. You read about GM and Ford and there is a massive amount of fear and trepidation. One of the things that a bottom-up approach allows you to do is to understand where there might be value in such a situation. We have found that in Johnson Controls, a component supplier to the auto industry.

“...we are not obsessed with the short run. We’re obsessed with the longer run and we truly have a five-year investment horizon.”

The reason we found value in Johnson Controls is that people have drawn the conclusion that the entire automotive sector is going to share in equal amounts of pain. Yet, when we analyze the business, we see a different picture. Johnson Controls supplies General Motors and other auto companies with automotive interior components, such as seating systems, instrument panels and door systems. As we look at that business in North America and around the world we find it to be very attractive. Automotive interior work has been outsourced by the original equipment manufacturers, such as GM, and there are only three players in North America that can meet their demand. Therefore, you have a relatively tight industry structure.

The consensus wisdom of the market is that in the industry downturn these three suppliers will look like everything else in automotive—awful. Johnson Controls, however, is well positioned, with a higher than average exposure to cars versus SUVs, which is where demand is weakest today, and to foreign transplants that have fared better than GM and Ford. Our belief is that the normal earnings power of Johnson Controls is $6 to $7 per share. So, when you look at Johnson Controls today you find a favorable out-look for the business and a valuation of less than nine times normal earnings, which is very attractive.

Is that all Johnson Controls does—automotive interior components?

One of the added pluses is the fact that it has two other businesses, which really are very distinct. One that the company dominates is the automotive battery business. The company also provides a wide range of environmental control products, systems and services for commercial buildings, schools, hospitals and similar buildings.

What causes “bad things to happen to good companies?” In other words, if a company is really well run why does it encounter difficulties that lead to its shares being marked down—sometimes significantly?

People like to believe that management can control future earnings and they place a high degree of reliance on management’s earnings guidance. So, when a company misses its earnings estimates dramatically, the logical human conclusion is that management doesn’t understand the business and there’s no way of knowing how bad things may get. For momentum investors, that uncertainty can be terrifying, particularly when combined with their short-term investment horizon. Plus, people tend to believe that these bad things are self-inflicted wounds, when the truth is that earnings shortfalls can be caused by external factors. These are the times when value is created, and it is our job to determine if the issues negatively impacting the business are temporary.

When we spoke for the third quarter 2003 report, Richard Pzena cited Boeing as a good example of a Pzena-type company. It was then selling for about $37 a share. A lot has happened to Boeing since that interview. Is it still in the portion of the USA portfolio that you manage? If not, why not?

“From the investor’s stand-point, the only way to capture advantage is to go where the dislocation is, which is why our process works.”

Boeing is still in the portfolio—but not as attractive as it was at $37, as it’s now trading over $60 a share. Our discipline is to buy when a stock is dramatically undervalued and sell when it has reached an average valuation, meaning it looks like the average of the market. In our view, Boeing is not yet there. Clearly, if you asked us how have things turned out versus what we originally thought, I would tell you that things have actually worked out for the better. A lot of people knew that there is a cycle to airliner orders and that the cycle would eventually come back. We felt the cycle would come back stronger than consensus, but the main positive factor has been the resurgence of Boeing’s market share versus Airbus.

Johnson Controls is a long-term hold. What’s a stock that you recently added to the portion of the All-Star Equity Fund portfolio that you manage and what was your rationale for buying it?

Microsoft—a purchase that speaks to my point about the value cycle. We’re trying to buy good businesses at low prices. What’s ironic about today’s environment is you have a quality franchise such as Microsoft with a great history, yet because the company’s growth rate has slowed so dramatically versus history, Microsoft has fallen into a limbo where it is no longer the growth investor’s pick. That has led to an attractive valuation relative to its normal earnings power, meeting our screens for attractive value. What’s exciting about it is that Microsoft is working on much more than upgrades to Windows, Word and Excel. The company has been investing a huge amount of money in new initiatives that will either become very successful and generate much higher revenues or the company will earn a lot more because of reduced spending.

Thank you for a very interesting discussion.

Schedule of Investments as of June 30, 2005 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.9%)

CONSUMER DISCRETIONARY (19.5%)

Auto Components (1.3%)
Johnson Controls, Inc.	190,775	$10,746,356
Magna International, Inc., Class A	50,550	3,555,687
Visteon Corp. (a)	438,275	2,642,798
		16,944,841

Automobiles (0.4%)
Honda Motor Co., Ltd. (b)	238,825	5,877,483

Diversified Consumer Services (0.9%)
Apollo Group, Inc., Class A (a)	151,300	11,834,686

Hotels, Restaurants & Leisure (3.3%)
Carnival Corp.	140,775	7,679,276
GTECH Holdings Corp.	38,975	1,139,629
Harrah’s Entertainment, Inc.	75,000	5,405,250
Marriott International, Inc., Class A	90,000	6,139,800
MGM Mirage (a)	184,000	7,282,720
Starbucks Corp. (a)	142,360	7,354,318
Starwood Hotels & Resorts Worldwide, Inc.	137,850	8,073,874
		43,074,867

Household Durables (1.4%)
Newell Rubbermaid, Inc.	153,250	3,653,480
Whirlpool Corp.	199,675	13,999,214
		17,652,694

Internet & Catalog Retail (2.8%)
Amazon.com, Inc. (a)	474,600	15,699,768
eBay, Inc. (a)	640,400	21,139,604
		36,839,372

Media (4.9%)
Comcast Corp., Class A (a)	270,000	8,086,500
Getty Images, Inc. (a)	35,000	2,599,100
Interpublic Group of Companies, Inc. (a)	460,000	5,602,800
Liberty Global, Inc., Class A (a)	157,762	7,362,753
Liberty Media Corp., Class A (a)	846,011	8,620,852

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Media (continued)
Pixar, Inc. (a)	206,100	$10,315,305
Time Warner, Inc. (a)	385,000	6,433,350
The Walt Disney Co.	224,000	5,640,320
XM Satellite Radio Holdings, Inc., Class A (a)	299,280	10,073,765
		64,734,745

Multi-line Retail (1.6%)
J.C. Penney Co., Inc.	132,225	6,952,390
Kohl’s Corp. (a)	47,050	2,630,566
Wal-Mart Stores, Inc.	239,400	11,539,080
		21,122,036

Specialty Retail (2.9%)
Circuit City Stores, Inc.	46,750	808,308
Foot Locker, Inc.	59,475	1,618,910
The Gap, Inc.	410,000	8,097,500
The Home Depot, Inc.	143,000	5,562,700
Office Depot, Inc. (a)	36,375	830,805
RadioShack Corp.	240,525	5,572,964
Ross Stores, Inc.	150,000	4,336,500
TJX Companies, Inc.	448,175	10,913,061
		37,740,748

CONSUMER STAPLES (3.3%)

Food & Staples Retailing (0.7%)
CVS Corp.	96,400	2,802,348
Walgreen Co.	146,000	6,714,540
		9,516,888

Food Products (2.2%)
Dean Foods Co. (a)	87,000	3,065,880
General Mills, Inc.	128,700	6,021,873
Sara Lee Corp.	545,025	10,796,945
Smithfield Foods, Inc. (a)	13,225	360,646
Tate & Lyle PLC (b)	233,150	7,973,660
TreeHouse Foods, Inc. (a)	12,470	355,520
		28,574,524

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Tobacco (0.4%)
Altria Group, Inc.	68,950	$4,458,307

ENERGY (3.0%)

Energy Equipment & Services (1.6%)
Halliburton Co.	150,000	7,173,000
Schlumberger Ltd.	85,000	6,454,900
Tidewater, Inc.	176,000	6,709,120
		20,337,020

Oil, Gas & Consumable Fuels (1.4%)
BP PLC (b)	88,200	5,501,916
Burlington Resources, Inc.	120,000	6,628,800
Premcor, Inc.	86,825	6,440,678
		18,571,394
FINANCIALS (20.4%)

Capital Markets (2.7%)
The Goldman Sachs Group, Inc.	60,000	6,121,200
Merrill Lynch & Co., Inc.	164,000	9,021,640
Morgan Stanley	383,925	20,144,545
		35,287,385

Commercial Banks (2.2%)
Bank of America Corp. (c)	170,000	7,753,700
Bank of New York Co., Inc.	291,000	8,374,980
Comerica, Inc.	41,225	2,382,805
Commerce Bancorp, Inc.	179,030	5,426,399
Fifth Third Bancorp	80,000	3,296,800
Hudson City Bancorp, Inc.	113,050	1,289,901
North Fork Bancorporation, Inc.	33,475	940,313
		29,464,898

Diversified Financial Services (3.7%)
CIT Group, Inc.	219,000	9,410,430
Citigroup, Inc.	464,575	21,477,302
J.P. Morgan Chase & Co.	491,375	17,355,365
		48,243,097

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Insurance (8.7%)
AFLAC, Inc.	66,200	$2,865,136
Allstate Corp.	102,275	6,110,931
American International Group, Inc.	214,450	12,459,545
Aon Corp.	554,675	13,889,062
Genworth Financial, Inc., Class A	185,125	5,596,329
Loews Corp.	152,700	11,834,250
Marsh & McLennan Companies, Inc.	146,700	4,063,590
MetLife, Inc.	255,975	11,503,517
The Progressive Corp.	232,105	22,934,295
Torchmark Corp.	212,875	11,112,075
XL Capital Ltd., Class A	151,550	11,278,351
		113,647,081

Real Estate (0.5%)
Host Marriott Corp.	43,150	755,125
The St. Joe Co.	23,150	1,887,651
Trizec Properties, Inc., REIT	181,700	3,737,569
		6,380,345

Thrifts & Mortgage Finance (2.6%)
Fannie Mae	274,525	16,032,260
Freddie Mac	204,425	13,334,643
The PMI Group, Inc.	17,025	663,634
Radian Group, Inc.	51,525	2,433,010
Washington Mutual, Inc.	42,175	1,716,101
		34,179,648
HEALTH CARE (14.7%)

Biotechnology (6.1%)
Affymetrix, Inc. (a)	147,000	7,927,710
Amgen, Inc. (a)	190,800	11,535,768
Charles River Laboratories International, Inc. (a)	105,000	5,066,250
Genentech, Inc. (a)	362,400	29,093,472
Genzyme Corp. (a)	120,000	7,210,800
Invitrogen Corp. (a)	87,000	7,246,230
MedImmune, Inc. (a)	424,000	11,329,280
		79,409,510

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Health Care Equipment & Supplies (2.0%)
Alcon, Inc.	74,000	$8,091,900
Baxter International, Inc.	155,000	5,750,500
Boston Scientific Corp. (a)	175,000	4,725,000
Fisher Scientific International, Inc. (a)	120,000	7,788,000
		26,355,400

Health Care Providers & Services (2.3%)
AmerisourceBergen Corp.	62,225	4,302,859
CIGNA Corp.	56,675	6,065,925
HCA, Inc.	83,375	4,724,861
McKesson Corp.	201,450	9,022,946
Tenet Healthcare Corp. (a)	278,925	3,414,042
Triad Hospitals, Inc. (a)	42,950	2,346,788
		29,877,421

Pharmaceuticals (4.3%)
Abbott Laboratories	125,000	6,126,250
Bristol-Myers Squibb Co.	305,150	7,622,647
IVAX Corp. (a)	305,000	6,557,500
Merck & Co., Inc.	194,000	5,975,200
Pfizer, Inc.	537,650	14,828,387
Teva Pharmaceutical Industries Ltd. (b)	200,000	6,228,000
Wyeth	206,000	9,167,000
		56,504,984

INDUSTRIALS (11.2%)

Aerospace & Defense (2.4%)
The Boeing Co.	396,225	26,150,850
Bombardier, Inc., Class B	1,191,000	2,532,804
Goodrich Corp.	53,725	2,200,576
		30,884,230

Air Freight & Logistics (0.4%)
Ryder System, Inc.	123,000	4,501,800

Airlines (0.2%)
Southwest Airlines Co.	174,600	2,432,178

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Commercial Services & Supplies (0.5%)
Monster Worldwide, Inc. (a)	215,000	$6,166,200
PHH Corp. (a)	13,791	354,704
		6,520,904

Electrical Equipment (1.6%)
ABB Ltd. (a)(b)	86,500	559,655
American Power Conversion Corp.	640,000	15,097,600
Emerson Electric Co.	92,000	5,761,960
		21,419,215

Industrial Conglomerates (2.1%)
General Electric Co.	421,200	14,594,580
Tyco International Ltd.	440,625	12,866,250
		27,460,830

Machinery (1.9%)
Caterpillar, Inc.	70,000	6,671,700
Danaher Corp.	90,000	4,710,600
Navistar International Corp. (a)	209,525	6,704,800
Pall Corp.	230,000	6,982,800
		25,069,900

Road & Rail (1.9%)
CSX Corp.	181,975	7,763,053
Norfolk Southern Corp.	175,000	5,418,000
Swift Transportation Co., Inc. (a)	84,675	1,972,081
Union Pacific Corp.	152,350	9,872,280
		25,025,414

Trading Companies & Distributors (0.2%)
Hughes Supply, Inc.	95,000	2,669,500

INFORMATION TECHNOLOGY (20.9%)

Communications Equipment (2.3%)
Cisco Systems, Inc. (a)	207,200	3,959,592
Motorola, Inc.	390,000	7,121,400

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Communications Equipment (continued)
Nokia Oyj (b)	470,000	$7,820,800
QUALCOMM, Inc.	354,400	11,698,744
		30,600,536

Computers & Peripherals (3.4%)
Dell, Inc. (a)	244,900	9,675,999
EMC Corp. (a)	547,500	7,506,225
Hewlett-Packard Co.	485,575	11,415,868
Network Appliance, Inc. (a)	567,200	16,034,744
		44,632,836

Electronic Equipment & Instruments (2.9%)
Agilent Technologies, Inc. (a)	408,700	9,408,274
AU Optronics Corp. (b)	120,900	2,048,046
Avnet, Inc. (a)	249,900	5,630,247
LG.Philips LCD Co., Ltd. (a)(b)	18,250	417,195
Sanmina-SCI Corp. (a)	1,273,150	6,964,130
Symbol Technologies, Inc.	680,000	6,711,600
Vishay Intertechnology, Inc. (a)	580,000	6,884,600
		38,064,092

Internet Software & Services (3.1%)
Google, Inc., Class A (a)	37,600	11,060,040
VeriSign, Inc. (a)	200,000	5,752,000
Yahoo!, Inc. (a)	671,100	23,253,615
		40,065,655

IT Services (0.8%)
BearingPoint, Inc. (a)	576,080	4,222,666
Computer Sciences Corp. (a)	110,925	4,847,422
Convergys Corp. (a)	24,125	343,058
Electronic Data Systems Corp.	3,250	62,563
First Data Corp.	24,000	963,360
		10,439,069

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Semiconductors & Semiconductor Equipment (4.3%)
Analog Devices, Inc.	155,000	$5,783,050
Intel Corp.	649,000	16,912,940
Maxim Integrated Products, Inc.	259,900	9,930,779
Novellus Systems, Inc. (a)	319,300	7,889,903
Teradyne, Inc. (a)	233,100	2,790,207
Texas Instruments, Inc.	240,000	6,736,800
Xilinx, Inc.	238,100	6,071,550
		56,115,229

Software (4.1%)
Adobe Systems, Inc.	174,600	4,997,052
Computer Associates International, Inc.	455,208	12,509,116
Electronic Arts, Inc. (a)	171,100	9,685,971
Microsoft Corp.	676,675	16,808,607
Oracle Corp. (a)	550,000	7,260,000
Symantec Corp. (a)	119,500	2,597,930
		53,858,676

MATERIALS (2.5%)

Chemicals (1.8%)
Air Products and Chemicals, Inc.	100,000	6,030,000
Bayer AG (b)	89,685	2,984,717
Dow Chemical Co.	14,750	656,817
The Mosaic Co. (a)	470,425	7,319,813
Praxair, Inc.	134,000	6,244,400
		23,235,747

Containers & Packaging (0.1%)
Pactiv Corp. (a)	47,675	1,028,827

Metals & Mining (0.1%)
Freeport-McMoRan Copper & Gold, Inc., Class B	59,136	2,214,052

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Paper & Forest Products (0.5%)
Abitibi Consolidated, Inc.	484,075	$2,168,656
International Paper Co.	149,290	4,510,051
		6,678,707

TELECOMMUNICATION SERVICES (0.4%)

Wireless Telecommunication Services (0.4%)
Telephone and Data Systems, Inc.	48,125	1,963,981
Telephone and Data Systems, Inc., Special Common Shares	68,650	2,632,041
		4,596,022

UTILITIES (2.0%)

Independent Power Producers (1.2%)
NRG Energy, Inc. (a)	103,075	3,875,620
Reliant Energy, Inc. (a)	892,875	11,053,793
		14,929,413

Multi-Utilities (0.8%)
Sempra Energy	40,000	1,652,400
Wisconsin Energy Corp.	234,475	9,144,525
		10,796,925
TOTAL COMMON STOCKS (COST OF $1,161,426,713)		1,279,869,131

	INTEREST	MATURITY	PAR
	RATE	DATE	VALUE
CONVERTIBLE BONDS (0.0%)

INDUSTRIALS (0.0%)

Airlines (0.0%)
Delta Air Lines, Inc. (Cost of $980,333)	8.00%	06/03/23	$1,305,000	463,575

See Notes to Schedule of Investments.

	PAR VALUE	MARKET VALUE
SHORT-TERM INVESTMENT (3.0%)

REPURCHASE AGREEMENT (3.0%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/05, due 07/01/05 at 2.70%, collateralized by U.S. Treasury Bonds with various maturities to 05/15/17, market value of $40,600,381 (repurchase proceeds $39,791,984) (Cost of $39,789,000)	$39,789,000	$39,789,000

TOTAL INVESTMENTS (100.9%) (COST OF $1,202,196,046)(d)		1,320,121,706

OTHER ASSETS & LIABILITIES, NET (-0.9%)		(12,115,419)

NET ASSETS (100.0%)		$1,308,006,287

NET ASSET VALUE PER SHARE (150,944,341 SHARES OUTSTANDING)		$8.67

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) Represents an American Depositary Receipt.

(c) Investments in affiliates during the six months ended June 30, 2005:

Security name:	Bank of America Corp.
Shares as of 12/31/04:	228,912
Shares purchased:	—
Shares sold:	58,912
Shares as of 06/30/05:	170,000
Net realized gain:	$539,279
Dividend income earned:	$179,510
Value at end of period:	$7,753,700

(d) Cost of investments for both financial statements and federal income tax purposes is the same.

Gross unrealized appreciation and depreciation of investments at June 30, 2005 is as follows:

Gross unrealized appreciation	$202,205,551
Gross unrealized depreciation	(84,279,891)
Net unrealized appreciation	$117,925,660

See Notes to Financial Statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2005 (UNAUDITED)

ASSETS:
Unaffiliated investments at market value (identified cost $1,195,284,547)	$1,312,368,006
Affiliated investments at market value (identified cost $6,911,499)	7,753,700
Receivable for investments sold	1,873,632
Dividends and interest receivable	911,226
Foreign tax reclaim	18,508
Other assets	34,586

TOTAL ASSETS	1,322,959,658

LIABILITIES:
Payable for investments purchased	13,940,630
Investment advisory, administrative and bookkeeping/pricing fees payable	929,845
Other liabilities	82,896

TOTAL LIABILITIES	14,953,371

NET ASSETS	$1,308,006,287

NET ASSETS REPRESENTED BY:
Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 150,944,341 shares outstanding)	$1,175,314,322
Undistributed net investment income	1,150,015
Accumulated net realized gain on investments	13,616,290
Net unrealized appreciation on investments	117,925,660

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($8.67 PER SHARE)	$1,308,006,287

See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividends		$6,779,658
Dividends from affiliates		179,510
Interest		476,767

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $63,536)		7,435,935

EXPENSES:
Investment advisory fee	$4,576,566
Administrative fee	1,144,001
Bookkeeping and pricing fees	110,677
Custodian fee	36,548
Transfer agent fees	92,513
Shareholder communication expenses	192,919
Trustees’ fees and expenses	48,141
NYSE fee	48,019
Miscellaneous expenses	80,463

TOTAL EXPENSES		6,329,847

CUSTODY EARNINGS CREDIT		(408)

NET EXPENSES		6,329,439

NET INVESTMENT INCOME		1,106,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions:
Proceeds from sales	293,477,819
Cost of investments sold	258,144,286
Net realized gain on investment transactions		35,333,533

Net unrealized appreciation on investments and foreign currency:
Beginning of period	184,528,199
End of period	117,925,660
Change in unrealized appreciation-net		(66,602,539)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(30,162,510)

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

		YEAR ENDED
	SIX MONTHS ENDED	DECEMBER 31,
	JUNE 30, 2005	2004
	(UNAUDITED)
OPERATIONS:

Net investment income	$1,106,496	$2,435,751

Net realized gain on investment transactions	35,333,533	93,597,218

Change in unrealized appreciation on investments and foreign currency-net	(66,602,539)	62,990,537

Net increase (decrease) in net assets resulting from operations	(30,162,510)	159,023,506

DISTRIBUTIONS DECLARED FROM:

Net realized gain on investments	(11,890,082)	(91,954,330)

Paid-in capital	(51,919,402)	(28,587,417)

Total distributions	(63,809,484)	(120,541,747)

CAPITAL TRANSACTIONS:

Proceeds from rights offering	—	131,705,875

Dividend reinvestments	29,787,606	49,083,142

Increase in net assets from capital shares transactions	29,787,606	180,789,017

Total increase (decrease) in net assets	(64,184,388)	219,270,776

NET ASSETS:

Beginning of period	1,372,190,675	1,152,919,899

End of period (including undistributed net investment income of $1,150,015 and $43,519, respectively)	$1,308,006,287	$1,372,190,675

See Notes to Financial Statements.

	SIX MONTHS ENDED		YEAR ENDED DECEMBER 31,
	JUNE 30, 2005		2004	2003	2002
	(UNAUDITED)

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$9.30		$9.13	$7.14	$10.65
Income from Investment Operations:
Net investment income	0.01		0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)		1.09	2.76	(2.56)
Provision for Federal Income Tax	—		—	—	—
Total from Investment Operations	(0.20)		1.11	2.77	(2.55)
Less Distributions from:
Net investment income	—		—	(0.01)	(0.01)
Realized capital gain	(0.08)		(0.68)	(0.30)	(0.02)
Paid-in capital	(0.35)		(0.21)	(0.47)	(0.85)
Total Distributions	(0.43)		(0.89)	(0.78)	(0.88)
Change due to rights offering (b)	—		(0.05)	—	(0.08)
Impact of shares issued in dividend reinvestment (c)	—		—	—	—
Total Distributions, Reinvestments and Rights Offering	(0.43)		(0.94)	(0.78)	(0.96)
Net asset value at end of period	$8.67		$9.30	$9.13	$7.14
Market price at end of period	$9.00		$9.56	$9.46	$6.64

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value	(2.2	)%(e)	13.0%	40.7%	(25.0)%
Based on market price	(1.2	)%(e)	12.1%	56.7%	(33.0)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$1,308		$1,372	$1,153	$869
Ratio of expenses to average net assets (f)	0.99	%(g)	1.01%	1.04%	1.05%
Ratio of net investment income to average net assets (f)	0.17	%(g)	0.20%	0.11%	0.11%
Portfolio turnover rate	20	%(e)	57%	64%	83%

(a)          Before provision for federal income tax.

(b)   Effect of All-Star’s rights offerings for shares at a price below net asset value.

(c)   Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(d)         Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

See Notes to Financial Statements.

	YEAR ENDED DECEMBER 31,
	2001	2000	1999	1998	1997	1996	1995

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.61	$14.02	$14.22	$13.32	$11.95	$11.03	$9.26
Income from Investment Operations:
Net investment income	0.03	0.05	0.05	0.05	0.05	0.08	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(1.79)	0.96	1.22	2.35	3.01 (a)	2.15 (a)	2.71
Provision for Federal Income Tax	—	—	—	—	(0.36)	(0.13)	—
Total from Investment Operations	(1.76)	1.01	1.27	2.40	2.70	2.10	2.81
Less Distributions from:
Net investment income	(0.03)	(0.06)	(0.05)	(0.05)	(0.05)	(0.08)	(0.10)
Realized capital gain	(1.17)	(1.36)	(1.34)	(1.35)	(1.28)	(1.10)	(0.94)
Paid-in capital	—	—	—	—	—	—	—
Total Distributions	(1.20)	(1.42)	(1.39)	(1.40)	(1.33)	(1.18)	(1.04)
Change due to rights offering (b)	—	—	—	(0.10)	—	—	—
Impact of shares issued in dividend reinvestment (c)	—	—	(0.08)	—	—	—	—
Total Distributions, Reinvestments and Rights Offering	(1.20)	(1.42)	(1.47)	(1.50)	(1.33)	(1.18)	(1.04)
Net asset value at end of period	$10.65	$13.61	$14.02	$14.22	$13.32	$11.95	$11.03
Market price at end of period	$11.09	$12.375	$11.063	$12.938	$13.313	$11.250	$10.875

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value	(12.7)%	8.8%	10.2%	19.8%	26.6%	21.7%	31.8%
Based on market price	0.0%	25.4%	(4.4)%	9.1%	34.4%	16.2%	41.4%

RATIOS AND SUPPLEMENTAL DATA:	$1,133	$1,376	$1,396	$1,351	$1,150	$988	$872
Net assets at end of period (millions)	1.03%	0.96%	0.97%	1.00%	1.01%	1.03%	1.06%
Ratio of expenses to average net assets (f)
Ratio of net investment income to average net assets (f)	0.27%	0.37%	0.37%	0.39%	0.38%	0.73%	0.92%
Portfolio turnover rate	64%	83%	90%	76%	99%	70%	54%

(e)          Not annualized.

(f)            The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)         Annualized.

See Notes to Financial Statements.

Notes to Financial Statements June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

Distributions paid from:
Ordinary income	$50,868,815
Long-term capital gains	41,085,515
91,954,330
Return of capital	23,903,756
$115,858,086

Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2004, the Fund had no capital loss carryforwards.

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Banc of America Investment Advisors, Inc. (“BAIA”), formerly known as Liberty Asset Management Company, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor of the Fund. BAIA receives a monthly investment advisory fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

For the six months ended June 30, 2005, the Fund’s annualized effective investment advisory fee rate was 0.71%.

Under Portfolio Manager Agreements, BAIA pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by BAIA and is based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration Fee

BAIA provides administrative and other services for a monthly administration fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

For the six months ended June 30, 2005, the Fund’s annualized effective administration fee rate was 0.18%.

Pricing and Bookkeeping Fees

Columbia Management Advisors, Inc. (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, Columbia pays the total fees collected from the Fund for these services to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund’s average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2005, the Fund’s annualized effective pricing and bookkeeping fee rate was 0.017%.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

With the exception of one officer, all officers of the Fund are employees of BAIA or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund’s fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $1,431 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $262,282,741 and $293,477,819, respectively.

NOTE 6. CAPITAL TRANSACTIONS

In a rights offering commencing June 3, 2004, shareholders exercised rights to purchase 15,841,927 shares at $8.34 per share for proceeds, net of expenses, of $131,705,875. During the six months ended June 30, 2005 and the year ended December 31, 2004, distributions in the amount of $29,787,606 and $49,083,142, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 3,378,999 and 5,510,950 shares, respectively.

NOTE 7. ANNUAL MEETING OF SHAREHOLDERS

On April 29, 2005, the Annual Meeting of Shareholders of the Fund was held. No business came before the meeting and no action was taken.

Board Consideration and Re-approval of the Investment Advisory Contracts

The Investment Company Act of 1940 requires that the Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether or not to re-approve them for an additional year. At its meeting on May 9, 2005, the Board, including all of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and Banc of America Investment Advisors, Inc. (“BAIA”) and the five separate Portfolio Management Agreements, each among the Fund, BAIA and a Portfolio Manager (each, an “Agreement”). Prior to the Board action, the Independent Trustees met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Trustees requested certain information from BAIA and each Portfolio Manager. In response to these requests, the Independent Trustees received extensive reports from BAIA and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by BAIA and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by BAIA; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to BAIA and each Portfolio Manager from their relationships with the Fund; and (6) other general information about BAIA and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Trustees considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by BAIA, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered BAIA’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by BAIA and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at BAIA responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of BAIA and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by BAIA and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that BAIA and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of each of BAIA and the respective Portfolio Managers was sound.

Investment Performance

The Board reviewed the long-term and short-term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Trustees a generally consistent pattern of favorable long-term performance for shareholders of the Fund.

Costs of the Services Provided to the Fund and the Profits Realized by BAIA from its Relationship with the Fund

Costs of Services to the Fund: Fees and Expenses. The Board reviewed the fees paid by the Fund to BAIA and the fees paid by BAIA to the Portfolio Managers as well as information provided by BAIA about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by BAIA and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by BAIA, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of BAIA and the Portfolio Managers to the Fund and to other accounts.  The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to BAIA and the fees payable by BAIA to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees BAIA and the Portfolio Managers charge to other clients.

Profitability and Costs of Services to BAIA

The Board reviewed reports of the financial position of each of BAIA and the Portfolio Managers. The Board determined that the profitability of BAIA was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Trustees also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that BAIA or the Portfolio Managers might receive in connection with their association with the Fund,  and acknowledged BAIA’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by BAIA and the management of Fund assets by each Portfolio Manager.

The Board also considered its long association with BAIA and BAIA’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with theirculture to evaluate the services to be provided.  The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, BAIA and the Portfolio Managers will submit and/or makepresentations and discuss performance, compliance and other relevant issues

Distribution Policy/Dividend Reinvestment Plan

DISTRIBUTION POLICY

Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN

Through the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund’s shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern Time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

Description of Lipper Benchmark and the S&P 500 Index

Lipper Large-Cap Core Mutual Fund Average – The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index – A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

INVESTMENT ADVISOR

Banc of America Investment Advisors, Inc.

100 Federal Street

Boston, Massachusetts 02110

617-434-5949

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

EquiServe Trust Company, N.A.

c/o Computershare Shareholder Services, Inc.

P.O. Box 43010

Providence, Rhode Island 02940-3010

1-800-LIB-FUND (1-800-542-3863)

www.equiserve.com

LEGAL COUNSEL

Kirkpatrick and Lockhart

Nicholson Graham LLP

1800 Massachusetts Avenue, NW

Washington, DC 20036-1800

TRUSTEES

John A. Benning*

Thomas W. Brock*

Richard W. Lowry, Chairman*

William E. Mayer

Dr. John J. Neuhauser*

OFFICERS

William R. Parmentier, Jr., President and Chief Executive Officer

Mark T. Haley, CFA, Vice President

J. Kevin Connaughton, Treasurer

Mary Joan Hoene, Chief Compliance Officer and Senior Vice President

Michael G. Clarke, Chief Accounting Officer

Jeffrey R. Coleman, Controller

David A. Rozenson, Secretary

*Member of the audit committee.

A description of the fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC’s website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Cover image of the New York Stock Exchange facade used with permission of NYSE.

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended June 30, 2005, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Liberty All-Star Equity Fund

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 29, 2005

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	August 29, 2005